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                                                                   Exhibit 3.131

                                                                        57 418

                             STATE OF NEW HAMPSHIRE

Fee for Form LLC IA:  $ 50.00                                Form No. LLC 1
Filing fee:           $ 35.00                                  RSA 304 C:12
                      -------
Total fees            $ 85.00                                     FILED
Use black print or type.
Leave 1" margins both sides.                                   APR 24 2003

                                                            WILLIAM M. GARDNER
                                                              NEW HAMPSHIRE
                                                            SECRETARY OF STATE

                            CERTIFICATE OF FORMATION
                     NEW HAMPSHIRE LIMITED LIABILITY COMPANY


THE UNDERSIGNED, UNDER THE NEW HAMPSHIRE LIMITED LIABILITY COMPANY LAWS SUBMITS THE FOLLOWING CERTIFICATE OF FORMATION:

       FIRST: The name of the limited liability company is

    CWM All Waste LLC
    ____________________________________________________________________________
    ____________________________________________________________________________

       SECOND: The nature of the primary business or purposes are

    Waste Management Services
    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________

       THIRD: The name of the limited liability company's registered agent is CT Corporation System and the street address, town/city (including zip code and post office box, if any) of its registered office is (agent's business address) 9 Capitol Street, Concord, NH 03301

       FOURTH: The latest date on which the limited liability company is to dissolve is Not Applicable.

       FIFTH: The management of the limited liability company Not vested in a manager or managers.

Dated  April 11, 2003

                      Signature:* /s/ John W. Casella
                                  ---------------------------------------------
             Print or type name:  John W. Casella, Vice President and Secretary
                                  ---------------------------------------------
                          Title:  Casella Waste Systems, Inc. - Member
                                  ---------------------------------------------
                                             (Enter "manager" or "member")

* Must be signed by manager; if no manager, must be signed by a member.

                                                                            8/99
                                                                  CD Corp IV-1.0